SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2000
                                       FOR
               PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITYSM

                     JACKSON NATIONAL(R) SEPARATE ACCOUNT V


The first sentence of the section labeled "EXAMPLES" on page 5 should be replaced in its entirety with the following sentence:

         EXAMPLES. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                  (a) if you do not surrender your contract or if you begin receiving income payments from your contract after the first year;

                  (b) if you surrender your contract at the end of each time period.

This Supplement is dated August 28, 2000.



(To be used with VC3723 Rev. 05/00.)




V3963 08/00